SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 7, 2003


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)                    (Commission File Number)   (I.R.S. Employer Identification No.)

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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 5. OTHER EVENTS

         On January 7, 2003, the Registrant issued the following press release announcing its scheduled conference call regarding its operating results for the second quarter of fiscal year 2003 ended December 31, 2002.

                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.

                             Second Quarter Results

                     We have scheduled a conference call for

                           Wednesday, January 22, 2003
                                9:00 a.m. Central

                Management participating on the call will include

                    Robert E. Cannon, Chief Executive Officer
             David B. Ferraro, President and Chief Operating Officer
      Gayle L. Powelson, Senior Vice President and Chief Financial Officer
                 Gordon B. Mitchell, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website WWW.STREETEVENTS.COM or via the Company's website homepage at WWW.BKITECH.COM. The replay will be archived on these websites through February 21, 2003.

In addition, persons interested in listening by telephone may dial in at (888) 857-6929 within the United States. International callers should dial (719) 457-2600. Participants should call no later than 8:45 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 433431. The telephone replay will be available until midnight January 25, 2003.

A press release will be issued via Business Wire after the market closes on January 21. If you do not receive a copy of this release, please contact Gordon Mitchell at (901) 320-8256.

We look forward to your participation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                 BUCKEYE TECHNOLOGIES INC.


                                 /S/ GAYLE L. POWELSON
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                                 Gayle L. Powelson
                                 Senior Vice President, Chief Financial Officer January 7, 2003